NATIONAL UNION FIRE INSURANCE COMPANY
	OF PITTSBURGH, PA

	  RIDER No. 7

To be attached to and form part of
Bond No. 6213964

in favor of Profunds:
Access One Trust and Proshares Trust

effective as of March 31, 2007.

In consideration of the premium charged for the attached bond, it is hereby agreed that:

 1. From and after the time this rider becomes effective the Insured under the attached bond are:

ProFund: Retail
Airlines UltraSector ProFund
Asia 30 ProFound
Banks UltraSector ProFund
Basic Materials UltraSector ProFund
Bear ProFund
Biotechnology UltraSector ProFund
Broad Market ProFund
Bull ProFund
Consumer Goods UltraSector ProFund
Consumer Services UltraSector ProFund
Dividend Equities ProFund
Dow 30 ProFund
EqualOTC ProFund
Europe 30 ProFund
Falling U.S. Dollar ProFund
Financials UltraSector ProFund
Health Care UltraSector ProFund
Industrials UltraSector ProFund
International ProFund
Inernet UltraSector ProFund
Large-Cap Growth ProFund
Large-Cap Value ProFund
Leisure Goods UltraSector ProFund
Mid-Cap Growth ProFund
Mid-Cap ProFund
Mid-Cap Value ProFund
Mobilie Telecommunications
UltraSector ProFund
Money Market ProFund
Oil & Gas UltraSector ProFund
Oil Equipment, Services &
Distribution UltraSector ProFund
OTC ProFund
Pharmaceuticals UltraSector
ProFund
Precious Metals ProFund
Real Estate UltraSector ProFund
Rising Rates Opportunity 10
ProFund
Rising Rates Opportunity ProFund
Rising U.S. Dollar ProFund
Semiconductor UltraSector ProFund
Short Asia ProFund
Short Basic Materials ProFund
Short Biotechnology ProFund
Short Broad Market ProFund
Short Consumer Goods ProFund
Short Consumer Services ProFund
Short Crude Oil ProFund
Short Dividend Equities ProFund
Short Dow 30 ProFund
Short EqualOTC ProFund
Short Europe 30 ProFund
Short Financials ProFund
Short Gold Commodity ProFund
Short Health Care ProFund
Short Industrials ProFund
Short International ProFund
Short Mid-Cap ProFund
Short Natural Gas ProFund
Short Oil & Gas ProFund
Short Oil Equipment, Services &
Distribution ProFund
Short OTC ProFund
Short Precious Metals ProFund
Short Real Estate ProFund
Short Small-Cap ProFund
Short Technology ProFund
Short Telecommunications ProFund
Short Transportation ProFund
Short Utilities ProFund
Small-Cap Growth ProFund
Small-Cap ProFund
Small-Cap Value ProFund
Technology UltraSector ProFund
Telecommunications UltraSector
ProFund
Transportation UltraSector
ProFund
US Government 10 ProFund
US Government 30 ProFund
US Government Plus ProFund
UltraBear ProFund
UltraBull ProFund
UltraCrude Oil ProFund
UltraDow 30 ProFund
UltraEmerging Markets ProFund
UltraGold Commodity ProFund
UltraInternational ProFund
Ultra Japan ProFund
Ultra Latin America ProFund
Ultra Mid-Cap ProFund
Ultra Natural Gas ProFund
Ultra OTC ProFund
UltraShort Dow 30 ProFund
UltraShort Emerging Markets
ProFund
UltraShort International ProFund
UltraShort Japan ProFund
UltraShort Latin America ProFund
UltraShort Mid-Cap ProFund
UltraShort OTC ProFund
UltraShort Small-Cap ProFund
UltraSmall-Cap ProFund
Utilities UltraSector ProFund

ProFunds VP:
ProFund VP Airlines
ProFund VP Asia 30
ProFund VP Banks
ProFund VP Basic Materials
ProFund VP Bear
ProFund VP Biotechnology
ProFund VP Broad Market
ProFund VP Bull
ProFund VP Bull Plus
ProFund VP Consumer Services
ProFund VP Consumer Goods
ProFund VP Crude Oil
ProFund VP Dividend Equities
ProFund VP Dow 30
ProFund VP Emerging Markets
ProFund VP Equal OTC
ProFund VP Europe 30
ProFund VP Falling US Dollar
ProFund ProFund VP Financials
ProFund VP Gold Commodity
ProFund VP Health Care
ProFund VP Industrials
ProFund VP International
ProFund VP Internet
ProFund VP Japan
ProFund VP Large-Cap Growth
ProFund VP Large-Cap Value
ProFund VP Leisure Goods & Services
ProFund VP Mid-Cap
ProFund VP Mid-Cap Growth
ProFund VP Mid-Cap Value
ProFund VP Mobile
Telecommunications
ProFund VP Money Market
ProFund VP Natural Gas
ProFund VP Natural Resources
ProFund VP Oil & Gas
ProFund VP Oil Drilling Equipment
& Services & Distribution
ProFund VP OTC
ProFund VP Pharmaceuticals
ProFund VP Precious Metals
ProFund VP Real Estate
ProFund VP Rising Rates Opportunity
ProFund VP Rising US Dollar
ProFund ProFund VP Semiconductor
ProFund VP Short Asia
ProFund VP Short Basic Materials
ProFund VP Short Biotechnology
ProFund VP Short Broad Market
ProFund VP Short Consumer Goods
ProFund VP Short Consumer Services
ProFund VP Short Crude Oil
ProFund VP Short Dividend Equities
ProFund VP Short Dow 30
ProFund VP Short Emerging Markets
ProFund VP Short EqualOTC
ProFund VP Short Europe 30
ProFund VP Short Financials
ProFund VP Short Gold Commodity
ProFund VP Short Health Care
ProFund VP Short Industrials
ProFund VP Short International
ProFund VP Short Japan
ProFund VP Short Mid-Cap
ProFund VP Short Natural Gas
PRoFund VP Short Oil & Gas
ProFund VP Short Oil Equipment,
Services & Distribution
ProFund VP Short OTC
ProFund VP Short Precious Metals
ProFund VP Short Real Estate
ProFund VP Short Small-Cap
ProFund VP Short Technology
ProFund VP Short Telecommunications
ProFund VP Short Transportation
ProFund VP Short Utilities
ProFund VP Small-Cap
ProFund VP Small-Cap Growth
ProFund VP Small-Cap Value
ProFund VP Technology
ProFund VP Telecommunications
ProFund VP Transportation Ultra
Sector
ProFund VP US Government 10
ProFund VP U.S. Government Plus
ProFund VP UltraBear
ProFund VP UltraBull
ProFund VP UltraDow 30
ProFund VP UltraEurope
Profund VP UltraInternational
PRoFund VP UltraLatin America
ProFund VP UltraMid-Cap
ProFund VP UltraOTC
ProFund VP UltraShort Dow 30
ProFund VP UltraShort International
ProFund VP UltraShort Japan
ProFund VP UltraShort Latin America
ProFund VP UltraShort Mid-Cap
ProFund VP UltraShort OTC
ProFund VP UltraShort Small-Cap
ProFund VP UltraSmall-Cap
ProFund VP Utilities

Access One Trust: Retail
Access Flex High Yield Fund
Access Flex Bear High Yield Fund
Access Commodity Fund
Access Bear Commodity Fund
Access VP High Yield Fund
Access VP Bear High Yield Fund

ProShares Trust
Short Dow30 ProShares
Short MidCap400 ProShares
Short QQQ ProShares
Short S&P500 ProShares
Ultra Dow30 ProShares
Ultra MidCap400 PRoShares
Ultra QQQ ProShares
Ultra Russell MidCap Growth PRoShares
Ultra Russell MidCap Growth ProShares
Ultra Russell2000 Growth ProShares
Ultra Russell2000 Value ProShares
Ultra Russell 2000 Value ProShares
Ultra S&P500 ProShares
Ultra Short Dow30 PRoShares
UltraShort MidCap400 ProShares
UltraShort QQQ ProShares
UltraShort Russell MidCap
Growth ProShares
UltraShort Russell2000
Growth ProShares
UltraShort Russell 2000
Value ProShares
UltraShort S&P500 ProShares

2. The first named Insured shall act for itself and for each and all of the Insured for all the purposes of the attached bond.

3. Knowledge possessed or discovery made by the Corporate Risk Management Department,
Internal Audit Department, or General Counsel
Department, of any Insured or by any partner or officer thereof shall for all the purposes of the attached bond constitute knowledge or discovery by all the Insured.

4. If, prior to the termination of the attached bond in its entirety, the attached bond is terminated as to any Insured, there shall be no liability for any loss sustained by such Insured unless discovered before the time such termination as to such Insured becomes effective.

5. The liability of the Underwriter for loss or losses sustained by any or all of the Insured shall not exceed the amount for which the Underwriter would be liable had all such loss or losses been sustained by any one of the Insured. Payment by the Underwriter to the first named Insured of loss sustained by any Insured shall fully release the Underwriter on account of such loss.

6. If the first named Insured ceases for any reason to be covered under the attached bond, then the Insured next named shall thereafter be considered as the first named Insured for all the purposes of the attached bond.

7. The attached bond shall be subject to all its agreements, limitations and conditions except as herein expressly modified.

8. This rider shall become effective as
12:01 a.m. on March 31, 2007 .


Signed, Sealed and dated


        By: Authorized Representative